UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2013

ARQULE, INC.
(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Presidential Way
Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On January 11, 2013, ArQule, Inc. (the “Registrant”) and Daiichi Sankyo, Co., Ltd. (Daiichi Sankyo”) announced the top-line results of a randomized Phase 2 signal generation trial of tivantinib used in combination with irinotecan and cetuximab in patients with refractory or relapsed colorectal cancer. Daiichi Sankyo was conducting the trial as a licensee and co-developer of tivantinib with the Registrant.

A copy of the press release dated January 11, 2013 summarizing the results is filed as Exhibit 99.1 and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1 — Clinical trial results press release dated January 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC. (Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

January 11, 2013

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